Exhibit 32.2

ELECTRONIC ARTS INC.

Certification of Executive Vice President, Chief Financial and Administrative Officer
Pursuant to 18 U.S.C. Section 1350
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Electronic Arts Inc. on Form 10-Q for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Warren C. Jenson, Executive Vice President and Chief Financial and Administrative Officer of Electronic Arts Inc., certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Electronic Arts Inc. for the periods presented therein.

/s/ Warren C. Jenson

Warren C. Jenson
Executive Vice President,
Chief Financial and Administrative Officer
Electronic Arts Inc.

February 10, 2004